The Company’s other operating leases were evaluated and determined to be immaterial to the financial statements. At March 31, 2021, future minimum rental commitments under the non-cancellable operating leases discussed above are as follows (dollars are in (Details)
$ in Thousands
Mar. 31, 2021 USD ($)
Leases [Abstract]
2021	$ 406
2022	530
2023	544
2024	546
2025	550
Thereafter	3,978
Less imputed interest	1,210
Total	$ 5,344